UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 26, 2001
                                                           -------------


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



      Delaware                      000-18730                     363688583
      ---------                     ---------                     ---------
(State or other jurisdiction of  (Commission File               (IRS Employer
        incorporation)                Number)                Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

The Registrant has postponed its annual meeting, originally scheduled for today, due to certain last-minute developments relating to the election of directors. The Board of Directors will soon announce the date of the rescheduled annual meeting, which the Registrant expects will take place in September.

Item 7. Financial Statements and Exhibits. The following exhibit is filed as part of this report:

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable
                  -------------------------------

         (c)      Exhibits.
                  --------

99.1     Not Applicable

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     Klever Marketing, Inc.


Date: July 26, 2001                        By:      /s/ Corey A. Hamilton
                                               --------------------------------
                                               Corey A. Hamilton, President/CEO